MUTUAL FUND SERIES TRUST

Catalyst/Lyons Hedged Premium Return Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX (each, a “Fund” and, collectively, the “Funds”)

May 19, 2015

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus for each Fund, and the Prospectus for the Funds, each dated November 1, 2014.

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Louis A. Stevens is no longer a portfolio manager of the Catalyst/Lyons Tactical Allocation Fund and the Catalyst/Lyons Hedged Premium Return Fund. Brent Haworth, Alexander Read and Michael Schoonover are jointly and primarily responsible for managing each Fund. Accordingly, all references to Mr. Stevens in the Summary Prospectuses and Prospectus are deleted in their entirety. In addition, the section of the Funds’ Prospectus entitled “Management of the Funds - Portfolio Managers: Tactical Allocation Fund and Hedged Premium Return Fund” is replaced with the following:

Portfolio Managers: Tactical Allocation Fund and Hedged Premium Return Fund

Brent Haworth, Alexander Read and Michael Schoonover are primarily and jointly responsible for the day-to-day management of the Tactical Allocation Fund and Hedged Premium Return Fund’s portfolios.

Brent E. Haworth - Managing Director, Trading & Portfolio Management of Lyons

Mr. Haworth serves as the Managing Director, Trading & Portfolio Management and a portfolio manager of Lyons Wealth Management, LLC (“Lyons”) since 2015. From 2009 to 2015, he was the Executive Director, Trading & Research of Lyons. He was a Trading Manager, from 2007 to 2009, and Trading Associate, from 2002 to 2007, of Alexander Read Investment Management, Inc. Mr. Haworth received a BA from Rollins College.

Alexander Read - Chief Executive Officer and Lead Portfolio Manager of Lyons

Mr. Read has been the Chief Executive Officer and Lead Portfolio Manager of Lyons since 2009, and is responsible for overseeing the development, management and distribution of the firm’s investment strategies. He is the lead member of the firm’s investment committee on equities and derivatives. He has served as a portfolio manager of the Hedged Premium Return Fund since its inception.

Michael Schoonover - Portfolio Manager of Catalyst

Mr. Schoonover has served as a portfolio manager of Catalyst since November 2013. He has been responsible for the day-to-day management of the Insider Income Fund. Mr. Schoonover began his association with the Advisor in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at the Adviser to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company. Mr. Schoonover has an MBA with high distinction from the University of Michigan Ross School of Business and a BS from the University of Michigan.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

Catalyst/Lyons Hedged Premium Return Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX

each a series of Mutual Fund Series Trust

(the “Funds”)

Supplement dated May 19, 2015

to the Statement of Additional Information dated November 1, 2014

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Funds dated November 1, 2014 and should be read in conjunction with such Statement of Additional Information.

Louis A. Stevens is no longer a portfolio manager of the Catalyst/Lyons Tactical Allocation Fund and the Catalyst/Lyons Hedged Premium Return Fund. Alexander Read, Brent Haworth and Michael Schoonover are jointly and primarily responsible for managing each Fund’s portfolio. Accordingly, all references to Mr. Stevens in the SAI are deleted in their entirety. In addition, the following information is hereby added under the section of the Fund’s SAI entitled “Advisors and Sub-Advisors”:

Portfolio Managers – Hedged Premium Return Fund and Tactical Allocation Fund

Alexander Read, Brent Haworth and Michael Schoonover are jointly and primarily responsible for the day-to-day management of the portfolio of the Tactical Allocation Fund and Hedged Premium Return Fund. Mr. Haworth’s compensation from the Funds’ advisor is based on a salary plus a discretionary bonus based on the overall profits of Lyons. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds that he serves as a portfolio manager. Mr. Read’s compensation from Lyons is based on a salary plus a discretionary bonus based on the overall profits of Lyons.

As of April 30, 2015, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by each of Mr. Read, Mr. Haworth and Mr. Schoonover are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Brent Haworth	0	$0	0	$0	21	$40

Alexander Read	1	$8.3	1	$ 1.6	328	$280
Michael Schoonover	2	$14.6	0	$0	0	$0

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above are not based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Funds beneficially owned by each of Mr. Haworth, Mr. Read, and Mr. Schoonover as of April 30, 2015.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Brent Haworth	Hedged Premium Return Fund	$0
Brent Haworth	Tactical Allocation Fund	$0
Alexander Read	Hedged Premium Return Fund	$0
Alexander Read	Tactical Allocation Fund	$0
Michael Schoonover	Hedged Premium Return Fund	$0
Michael Schoonover	Tactical Allocation Fund	$0

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You should read this Supplement in conjunction with the Fund’s current Prospectus and SAI, each dated November 1, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 866-447-4228 or by writing to the Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.